Exhibit 10.4

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into as of June 24, 2026 (the “Effective Date”) by and among Remix Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on the Schedule of Purchasers attached hereto, severally and not jointly (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 8 hereof.

RECITALS

WHEREAS, the Company is party to that certain Agreement and Plan of Merger by and among the Company, Peregrine Merger Sub, Inc. (“Merger Sub”), and Passage Bio, Inc. (“Passage”), dated on or about the date hereof (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Passage (the “Merger”);

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate amount equal to $69,999,999.28 (the “Total Subscription Amount”) of shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act and/or in reliance upon any of the safe harbors set forth in Regulation D thereunder; and

WHEREAS, at the Effective Time (as defined in the Merger Agreement) by virtue of the Merger, the shares of Common Stock shall be automatically converted into the right to receive a number of shares of common stock par value $0.0001 per share, of Passage (the “Passage Common Stock”), in accordance with Section 2.4(d) of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.           Authorization of Securities.

1.01         The Company has authorized the sale and issuance of shares of Common Stock on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Securities”.

Section 2.           Sale and Purchase of the Securities.

2.01         Upon the terms and subject to the conditions herein contained (including the satisfaction or waiver of the closing conditions set forth in Section 6), the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, at a closing to take place remotely via exchange of executed documents (the “Closing” and the date of the Closing, the “Closing Date”) to occur immediately prior to the Effective Time (as such term is defined in the Merger Agreement), that number of Securities equal to (rounded down to the nearest whole share) (i) the aggregate commitment amount set forth under the heading “Subscription Amount” and opposite such Purchaser’s name on the Schedule of Purchasers (the “Subscription Amount”) divided by (ii) the Purchase Price (as may be adjusted pursuant to Section 2.04 hereof).

2.02         Upon written notice from (or on behalf of) the Company to the Purchasers (the “Wire Instructions Notice”) at least three Business Days prior to the date that the Company reasonably expects all conditions to the closing of the Merger to be satisfied, each Purchaser will pay the Subscription Amount set forth opposite such Purchaser’s name on the Schedule of Purchasers by wire transfer of immediately available funds in accordance with the Wire Instructions Notice at least two Business Days prior to the Closing. The Wire Instructions Notice shall include an express acknowledgement that the Company reasonably expects all conditions to the closing of the Merger under the Merger Agreement to be satisfied on the Closing Date. If so requested by the Company in the Wire Instructions Notice and agreed by the applicable Purchaser, the Subscription Amount of each Purchaser shall be paid into an escrow fund or trust account designated by the Company in writing (the “Escrow Account”) to be released to the Company only upon satisfaction of each of the closing conditions set forth in Section 6 below. In the event the Closing does not occur within three Business Days of the Closing Date specified in the Wire Instructions Notice, unless otherwise agreed by the Company and such Purchaser, the Company shall, or shall cause the escrow agent for the Escrow Account to, promptly (but not later than one Business Day thereafter) return the aggregate Subscription Amount to each Purchaser by wire transfer of U.S. dollars in immediately available funds to the account specified by such Purchaser. On the Closing Date, the Company will deliver, against payment by each Purchaser of its Subscription Amount, the Securities in book-entry form registered in the name of the Purchaser (or its nominee as instructed by the Purchaser) free and clear of any liens or other restrictions (other than those arising under applicable securities laws, and shall provide evidence of such issuance from Passage’s transfer agent as of the Closing Date to each Purchaser.

2.03         Notwithstanding anything to the contrary in this Agreement, the (i) Schedule of Purchasers and (ii) the aggregate Subscription Amount may be amended by the Company and the affected Purchaser (which may be a new Purchaser) prior to the effectiveness of the Registration Statement, without the consent of the other parties hereto, to reflect the actual number of Securities purchased by each Purchaser at the Closing, provided that (x) the Company shall provide to Purchasers such updated Schedule of Purchasers, (y) the aggregate Subscription Amount of all Purchasers after giving effect to such amendment shall not be less than the Total Subscription Amount and (z) no Purchaser’s Subscription Amount be increased without such Purchaser’s prior written consent. For the avoidance of doubt, the Company may, with the approval of the Purchaser Majority, add additional purchasers (each of whom shall execute a joinder to this Agreement and make the representations set forth in Section 3) at any time prior to the effectiveness of the Registration Statement, provided that the Purchase Price paid by such additional purchasers is equal to or greater than the Purchase Price.

2.04         In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in this Agreement to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

Section 3.           Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company and the Placement Agents that:

3.01         Organization. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

3.02         Validity. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming that this Agreement constitutes the valid and binding obligation of the Company, constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.03         Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Purchaser who is entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

3.04         Investment Representations and Warranties. The Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the 1933 Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

3.05         Acquisition for Own Account. The Purchaser is acquiring the Securities for its own account for investment purposes and not with a view towards distribution in a manner which would violate the 1933 Act or any applicable state or federal securities laws. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

3.06         No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement. The purchase of the Securities by the Purchaser has not been solicited by or through anyone other than the Company or, on the Company’s behalf, Goldman Sachs & Co. LLC, Jefferies LLC and Evercore Group L.L.C. (the “Placement Agents”), who have been engaged as joint placement agents for the offering of the Securities; provided that the Company may engage additional Placement Agents from time to time in its sole discretion.

3.07         Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser is a sophisticated institutional investor, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement, and has sufficient knowledge and experience in investing in investments similar to the Securities to properly evaluate the merits and risks of the investment in the Securities. The Purchaser is able to bear the substantial risks of an investment in the Securities including but not limited to loss of the Purchaser’s entire investment therein. The Purchaser has exercised independent judgment in evaluating its participation in the purchase of the Securities, and has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by this Agreement (i) are consistent with the Purchaser’s financial needs, objectives and applicable investment policies or guidelines, (ii) do not and will not violate or constitute a default under the Purchaser’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound, except to the extent such non-compliance, violation or default would not materially and adversely affect the Purchaser’s ability to consummate the transactions contemplated by this Agreement, and (iii) is a fit, proper and suitable investment for the Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Securities.

3.08         Accredited Investor. The Purchaser is (i) a qualified institutional buyer (as defined in Rule 144A of the 1933 Act), or (ii) an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the 1933 Act. Accordingly, the Purchaser understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J). The Purchaser is an institutional account as defined in FINRA Rule 4512(c). Accordingly, the Purchaser has also been advised that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

3.09         Restricted Securities. The Purchaser understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the 1933 Act in a transaction exempt from the registration requirements of the 1933 Act, and will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(a)(2) of the 1933 Act and that, under such laws and applicable regulations, such Securities may be resold without registration under the 1933 Act only in certain limited circumstances.

3.10         Review and Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of its purchase of the Securities set forth opposite such Purchaser’s name on the Schedule of Purchasers and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences, and on the Purchaser’s own sources of information and advisors with respect to all tax matters, and not on any statements or representations of the Company (other than the representations and warranties in this Agreement), the Placement Agents or any of their respective agents, and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. Based on such information as the Purchaser deemed appropriate and without reliance upon the Placement Agents, the Purchaser has independently made its own analysis and decision to purchase the Securities. The Purchaser has (i) had the opportunity to ask questions of and receive answers directly with respect to its purchase of Securities, and (ii) conducted and completed its own independent due diligence with respect to the purchase of Securities. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser shall modify, limit or otherwise affect such Purchaser’s right to reasonably rely on the Company’s representations and warranties contained in this Agreement.

3.11         Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on the Schedule of Purchasers, or as otherwise noted on the Schedule of Purchasers.

3.12         Disclosure of Information. The Purchaser has had an opportunity to review Passage’s 1934 Act filings, such audited financial information of Passage for the years ended December 31, 2024 and December 31, 2025, the Company’s “PIPE Presentation”, including the risk factors in the “PIPE Presentation”, as most recently provided to such Purchaser in connection herewith, and such other information as the undersigned deems necessary in order to make an investment decision with respect to the Securities, and discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities and the terms and related risks of the Merger with the Company’s management. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Purchasers to rely thereon.

3.13         Placement Agents. Such Purchaser hereby acknowledges and agrees that it has independently evaluated the merits of its decision to purchase the Securities, and that (a) the Placement Agents are acting solely as placement agents in connection with the execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Merger Agreement and are not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Purchaser, the Company or any other Person in connection with the execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Merger Agreement, (b) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Merger Agreement and (c) the Placement Agents will not have any responsibility with respect the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company.

3.14         No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser, the purchase of the Securities in accordance with their terms and the consummation by the Purchaser of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Purchaser (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of the Purchaser, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of the Purchaser to perform its obligations under this Agreement.

Section 4.           Representations and Warranties by the Company. The Company represents and warrants to the Purchasers and the Placement Agents that:

4.01         Absence of Changes. The Company has conducted its business only in the ordinary course of business (except for the execution and performance of this Agreement and the Merger Agreement, and the discussions, negotiations, and transactions related thereto) and since the incorporation of the Company (i) there has not been any change, condition, event, circumstance, occurrence, result, state of facts or development that has or would reasonably be expected to have a materially adverse effect on the business, condition (financial or otherwise), general affairs, management, prospects, assets, liabilities, operations, results of operations, stockholders’ equity or financial performance of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); provided, however, that none of the following, alone or in combination, shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (A) changes in general economic, regulatory or political conditions in the United States or changes in conditions in the U.S. financial, credit or securities markets generally (including changes in interest rates and exchange rates) provided that the Company is not disproportionately affected thereby, (B) changes, conditions or developments in the industries in which the Company operates provided that the Company is not disproportionately affected thereby, (C) material changes in applicable law or in GAAP or in accounting standards, or any material changes in the interpretation or enforcement of any of the foregoing, (D) acts of war (whether or not declared), sabotage, terrorism, natural disasters, epidemics, pandemics or other force majeure events provided that the Company is not disproportionately affected thereby, (E) changes resulting from the announcement or pendency of the Merger or any of the transactions contemplated by this Agreement or the Merger Agreement, and (F) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions for any period (provided that the underlying causes of such failure may be taken into account in determining whether there is a Material Adverse Effect to the extent not otherwise excluded by this proviso), (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business (which shall include entering into material licensing and collaboration agreements and preferred stock and convertible note financings) and except as contemplated in this Agreement and the Merger Agreement, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

4.02         Organization and Good Standing of the Company. The Company and its subsidiaries have been duly organized or incorporated (as applicable) and are validly existing and in good standing (as applicable) under the laws of their respective jurisdictions of organization or incorporation, and have all necessary power and authority (i) to conduct the business in which they are engaged in all material respects in the manner in which their respective business is currently being conducted, (ii) to own or lease and use their respective property and assets in the manner in which their respective property and assets are currently owned or leased and used in all material respects and (iii) to perform their respective obligations under all contracts by which they are bound in all material respects. The Company and its subsidiaries are each duly qualified as a foreign corporation (or other applicable entity) to transact business and are in good standing in each other jurisdiction in which such qualification is required, whether by ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

4.03         Subsidiaries. The Company does not have any subsidiaries, other than the Remix Securities Corporation, and does not otherwise own any shares of capital stock or any interest in any other Person. The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity. The Company owns 100% of the equity interests of each of its subsidiaries.

4.04         Validity; Valid Issuance of Securities. The Company has all requisite corporate power and authority to enter into this Agreement, the Registration Rights Agreement and the Merger Agreement and to consummate the transactions contemplated by this Agreement, the Registration Rights Agreement and the Merger Agreement, subject only to (i) the adoption of the Merger Agreement in accordance with the terms thereof and an amendment to the Company’s certificate of incorporation by the Company’s stockholders under the Delaware General Corporation Law, (ii) the filing of an amendment to the Company’s certificate of incorporation, and (iii) the consent required by the Company’s stockholders to terminate the Company’s investor agreements. The execution and delivery of this Agreement, the Registration Rights Agreement and the Merger Agreement and the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Merger Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company, subject to obtaining the stockholder approvals set forth above. Assuming the due authorization, execution and delivery by each Purchaser, this Agreement the Registration Rights Agreement and the Merger Agreement each constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Securities are duly authorized and, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of any liens or other restrictions, other than restrictions on transfer under applicable state and federal securities laws or such restrictions as the Purchaser has agreed to in writing with the Company, and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation, as amended by the certificate of amendment to be filed immediately prior to the Closing, or bylaws or the Delaware General Corporation Law. All of the issued and outstanding shares of capital stock of the Company have been issued in compliance in all material respects with applicable federal and state securities laws.

4.05         Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 hereof and except as set forth in the Merger Agreement and the Registration Rights Agreement and the filing of the certificate of amendment to the Company’s certificate of incorporation, no material consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity (as defined below) is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the 1933 Act and applicable state securities laws, which have been made or will be made in a timely manner.

4.06         Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or similar organizational document, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. Subject to obtaining the Required Remix Stockholder Vote (as defined in the Merger Agreement), the execution, delivery and the performance of this Agreement and the Merger Agreement and the consummation of the transactions contemplated herein (including the issuance and sale of the Securities) and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, (1) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, (2) result in any violation of the provisions of the certificate of incorporation, by-laws or similar organizational document of the Company or any of its subsidiaries or (3) result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clauses (1) and (3), for such violations as would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or materially affect the validity of the Securities or the legal authority of the Company to perform its obligations hereunder and timely comply in all material respects with the terms of this Agreement or the Merger Agreement.

4.07         Absence of Proceedings. There is no action, suit, proceeding or, to the knowledge of the Company, inquiry or investigation, before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which would have or reasonably be expected to be material to the Company and its subsidiaries, taken as a whole, or materially and adversely affect the validity of the Securities or the legal authority of the Company to perform its obligations hereunder and timely comply in all material respects with the terms of this Agreement or the Merger Agreement.

4.08         Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to be material to the Company or any of its subsidiaries, taken as a whole. The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to be material to the Company or any of its subsidiaries, taken as a whole. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to be material to the Company or any of its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to be material to the Company or any of its subsidiaries, taken as a whole.

4.09         Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all U.S. federal income taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. No assessment in connection with United States federal tax returns has been made against the Company. The Company and its subsidiaries have filed all other material tax returns that are required to have been filed by them or have timely requested extensions thereof pursuant to applicable foreign, state, local or other law, and has paid all material taxes due pursuant to such returns or all material taxes due and payable pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company or its subsidiaries. There are no (i) examinations or audits of any tax return of the Company or its subsidiaries that are pending or in progress involving any material taxes or (ii) unresolved written claims that have been received by the Company or its subsidiaries from any governmental body in any jurisdiction where the Company or any such subsidiary, as applicable, does not file tax returns that the Company or any such subsidiary is or may be subject to taxes in that jurisdiction. No extension or waiver of the statute of limitation period applicable to any material tax returns of the Company or material tax has been granted and is currently in effect other than automatic extensions of the time in which to file a tax return of the Company obtained in the ordinary course of business.

4.10         Insurance. The Company and the subsidiaries carry or are entitled to the benefits of insurance, with what the Company reasonably believes to be financially sound and reputable insurers, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and assets, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of the subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to be material to the Company or any of its subsidiaries, taken as a whole.

4.11         Investment Company Act. The Company is not required, and immediately after the sale of the Securities hereunder will not be required, to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

4.12         Studies, Tests and Preclinical and Clinical Trials. The pre-clinical studies and clinical trials conducted by or, to the Company’s knowledge, on behalf of or sponsored by the Company and its subsidiaries with respect to the Company’s product candidates (collectively “Studies”) were, and if still pending are, being conducted in all material respects in accordance with all Applicable Laws (as defined below) to which such Studies are or were subject. Neither the Company nor its subsidiaries has received any written notices or correspondence from any Governmental Entity requiring or threatening the termination, adverse modification or suspension of any ongoing or proposed Studies other than in connection with ordinary course communications with respect to modifications in connection with the design and implementation of such Studies, and, to the Company’s knowledge, there are no reasonable grounds for the same.

4.13         Regulatory Matters. Except in each case as would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, since June 1, 2023: (i) neither the Company nor any of its subsidiaries has received any FDA Form 483, notice of adverse finding, warning letter or other correspondence or written notice from the U.S. Food and Drug Administration (“FDA”) or any other Governmental Entity alleging or asserting noncompliance with (x) any statutes, laws, ordinances, rules and regulations applicable to the Company and its subsidiaries for the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product or product candidate manufactured or distributed by the Company, including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., similar laws enforced by other Governmental Entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”) or (y) any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or to carry on its businesses as now conducted (“Authorizations”) and (ii) the Company and each of its subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission).

4.14         Compliance With Laws. The Company has complied in all material respects with, is not in material violation of, and has not received any written notice alleging any violation with respect to, any applicable provisions of any statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets.

4.15         Information Provided. The information to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Registration Statement (as defined in the Merger Agreement), or supplied by or on behalf of the Company for inclusion in any filing pursuant to Rule 165 and Rule 425 under the 1933 Act or Rule 14a-12 under the 1934 Act, including the Company Presentation (each a “Regulation M-A Filing”), shall not, at the time the Registration Statement or any such Regulation M-A Filing is filed with the Securities and Exchange Commission (the “Commission”), at any time it is amended or supplemented or at the time the Registration Statement is declared effective by the Commission, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The information to be supplied by or on behalf of the Company for inclusion in the Registration Statement to be sent to the stockholders of Passage in connection with the meeting of Passage’s stockholders (the “Public Company Meeting”), shall not, on the date the proxy statement/prospectus included in the Registration Statement is first mailed to stockholders of Passage, at the time of the Public Company Meeting or at the Effective Time, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Registration Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Public Company Meeting that has become false or misleading.

4.16         No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser or any other person with respect to the transactions contemplated by this Agreement other than as specified in this Agreement. The Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser to purchase any of the Securities on terms more favorable to such Purchaser than as set forth herein.

4.17         Private Placement. None of the Company, its subsidiaries or any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration under the 1933 Act of the Securities being sold pursuant to this Agreement. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 3 hereof, the issuance and sale of the Securities is exempt from registration under the 1933 Act.

4.18         No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any person listed in the first paragraph of Rule 506(d)(1). The Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

4.19         No General Solicitation. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has, directly or indirectly, offered or sold any of the Securities by any form of general solicitation or general advertising.

4.20         No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3 hereof, none of the Company, its subsidiaries nor, to the Company’s knowledge, any of its or their Affiliates or any Person acting on its or their behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Section 4(a)(2) and/or Regulation D under the 1933 Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions.

4.21         Brokers. Other than the Placement Agents, there is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Company that is entitled to any fee or commission in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby (other than the Merger), other than RBC Capital Markets L.L.C. and Canaccord Genuity, capital markets advisors to the Company.

4.22         Additional Representations and Warranties. The Company’s representations and warranties set forth in the Merger Agreement in Sections 3.3 (Authority; Binding Nature of Agreement), 3.6 (Capitalization), 3.7 (Financial Statements), 3.10 (Title to Assets), 3.11 (Real Property; Leasehold), 3.12 (Intellectual Property), 3.13 (Agreements, Contracts and Commitments), 3.14 (Compliance; Permits; Restrictions) (except with respect to the first sentence of clause (a) thereof and with respect to clauses (e) and (h) thereof), 3.17 (Employee and Labor Matters; Benefit Plans), 3.18 (Environmental Matters), 3.20 (Transactions with Affiliates) and 3.22 (Privacy and Data Security) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Remix Disclosure Schedule (as defined in the Merger Agreement). As of the Effective Date, to the knowledge of the Company, the representations and warranties of Passage in the Merger Agreement and in any certificate or other writing delivered by Passage pursuant thereto are true and correct.

4.23         Merger Agreement. The Purchasers have been provided with true, complete and correct copies of the Merger Agreement and the Remix Disclosure Schedule (as defined in the Merger Agreement) in the form originally executed, and there have been no amendments or waivers thereto other than those as to which the Purchasers have been advised in writing.

4.24         Employee Agreements. To the Company’s knowledge, each current and former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality, proprietary information and assignment of inventions and intellectual property rights (the “Confidential Information Agreements”). To the Company’s knowledge, no current or former employee or consultant has excluded works or inventions from his or her assignment of inventions pursuant to such person’s Confidential Information Agreement. To the Company’s knowledge, no employee or consultant is in violation of any agreement described in this Section 4.24.

4.25         Anti-Bribery and Anti-Money Laundering Laws; Sanctions. Each of the Company, its subsidiaries and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, or (C) except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, any laws with respect to import and export control and economic sanctions, including the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and economic sanctions regulations and executive orders administered by the U.S. Department of the Treasury Office of Foreign Asset Control.

4.26         Reliance by Purchasers. The Company acknowledges that each Purchaser will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth in this Agreement.

Section 5.           Covenants.

5.01         Further Assurances. At or prior to Closing, each party agrees to cooperate and generally do such reasonable acts and things in good faith as may be necessary to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement and effectuate the intents and purposes of this Agreement subject to the terms and conditions hereof.

5.02         Disclosure of Transactions and Other Material Information. The Company shall or shall cause Passage to, (i) on or before 9:00 a.m., New York City time, within one Business Day immediately following the Effective Date (or if this Agreement is executed between midnight and 9:00 a.m., New York City time, on any Business Day, no later than 9:01 a.m. on the Effective Date), issue one or more press releases and/or file with the Commission a Current Report on Form 8-K (collectively with the press release, the “Disclosure Document”, and the actual issuance or acceptance (as applicable) of the filing of such press releases or Current Report on Form 8-K, the “Disclosure Time”) disclosing all material terms of the transactions contemplated hereby and by the Merger Agreement and any other material nonpublic information within the meaning of the federal securities laws that the Company, Passage or their respective officers, directors, employees, agents or any other person acting at the direction of the Company or Passage has provided to the Purchasers in connection with the transactions contemplated by this Agreement and by the Merger Agreement prior to the filing of the Disclosure Document. The Company represents and warrants that, from and after the issuance of the Disclosure Document, no Purchaser shall be in possession of any material nonpublic information received from the Company, Passage or their respective officers, directors, employees, agents or other person acting at their direction. In addition, effective upon the Disclosure Time, the Company acknowledges and agrees that any and all confidentiality obligations agreed to pursuant to the wall cross procedures for the Offering shall terminate and be of no further force or effect. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. The Company shall not, and shall cause its officers, directors, employees and agents not to, publicly disclose the name of any Purchaser or any affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any affiliate or investment adviser of any Purchaser without the prior written consent (including by e-mail) of such Purchaser (i) in any press release, marketing materials or any other public announcement, or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities laws, rules or regulations, (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under regulations of any national securities exchange on which Passage’s securities are listed for trading or (C) to the extent such disclosure contains only information previously approved in accordance with this Section 5.02.

5.03         Concurrent Financing Restructuring. In the event the structure of the Concurrent Financing (as defined in the Merger Agreement) either violates applicable Law (as defined in the Merger Agreement) or materially and adversely affects Passage’s ability to cause the Registration Statement to become effective in a timely manner, and in any event 60 days prior to the Outside Date (as defined in, and as may be extended in accordance with, the Merger Agreement), then the Company and Purchasers shall cooperate and use commercially reasonable efforts to cause the Concurrent Financing to be amended, modified and/or restructured such that such investment occurs as a direct acquisition of shares of Passage Common Stock (as defined in the Merger Agreement) substantially contemporaneously with the Closing in a manner which preserves to the extent possible, the amount of funds ultimately received by Passage and its subsidiaries, and the number of shares of Passage Common Stock ultimately held by each Purchaser in respect of such amounts as though the Concurrent Financing and the Merger pursuant to the Merger Agreement have been consummated according to their respective terms.

5.04         Expenses. The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

5.05         Form S-4. From the date hereof until the Closing Date, the Company shall use commercially reasonable efforts to ensure the Registration Statement will register the issuance of the shares of Passage Common Stock to be issued in exchange for the Securities, subject to and in accordance with the terms of the Merger Agreement, to the Purchasers that are not affiliates of the Company.

5.06         Blue Sky Laws. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to each Purchaser at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date.

5.07         No Amendment or Waiver of Merger Agreement Terms. The Company shall not amend, modify or waive (or approve an amendment, modification or a waiver requested by Passage of, or fail to contest an action regarding a breach of) any provision of the Merger Agreement in a manner that would reasonably be expected to materially and adversely affect the benefits that the Purchaser would reasonably expect to receive pursuant to this Agreement without the consent of each Purchaser, it being agreed that any amendment or modification to the definitions of “Remix Equity Value,” “Remix Outstanding Shares,” “Concurrent Financing Merger Shares,” “Concurrent Financing Allocation Percentage,” “Concurrent Investment Amount” and “Concurrent Financing Proceeds” in the Merger Agreement shall be deemed materially adverse to the Purchasers.

5.08         Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

5.09         Indemnification.

(a)             The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, trustees, members, stockholders, partners, managers, employees, investment advisers and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorneys’ fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Indemnified Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement or the Registration Rights Agreement, and will reimburse any such Indemnified Person for all such amounts as they are incurred by such Indemnified Person.

(b)             Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.

Section 6.          Conditions of Closing.

6.01         Conditions of the Purchasers’ Obligations at the Closing. The obligations of each Purchaser under Section 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, unless otherwise waived by such Purchaser solely as to itself.

(a)             Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Effective Date, and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except (i) to the extent expressly made as of an earlier date in which case as of such earlier date and (ii) the Fundamental Representations and representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects).

(b)             Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c)             Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing Date a certificate, in form and substance reasonably acceptable to the Purchasers, certifying that the conditions specified in Sections 6.01(a), 6.01(b), 6.01(f), 6.01(j), 6.01(k) and 6.01(l) of this Agreement have been fulfilled.

(d)             Qualification under Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(e)             Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate, in form and substance reasonably acceptable to the Purchasers (such consent not to be unreasonably withheld, conditioned or delayed), certifying (i) the certificate of incorporation and bylaws of the Company, (ii) authorization of the Board of Directors of the Company approving this Agreement and the transactions contemplated under this Agreement (including the Merger Agreement) and (iii) as to a certificate evidencing the good standing of the Company in Delaware issued by the Secretary of State of Delaware, as of a date within five Business Days of the Closing Date.

(f)              Merger. All conditions to the closing of the Merger shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement, but subject to the satisfaction of such conditions as of the closing of the transactions contemplated by the Merger Agreement), and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder. The Merger Agreement or any provision thereof shall not have been amended, modified, or waived in contravention of Section 5.07 hereof.

(g)             No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(h)             Registration Rights Agreement. The Company shall have delivered the fully executed Registration Rights Agreement.

(i)              Opinion of Company Counsel. The Purchasers and the Placement Agents shall have received from Latham & Watkins LLP, counsel for the Company, an opinion, dated as of the Closing, in the form and substance typical for transactions of this nature.

(j)              Registration Statement; Proxy Statement/Prospectus. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose, and no similar proceeding with respect to the Registration Statement shall have been, to the Company’s knowledge, initiated or threatened in writing by the Commission or its staff.

(k)             Nasdaq. The shares of Passage’s common stock, par value $0.0001 per share (the “Passage Common Stock”) to be issued in the Merger (including, for the avoidance of doubt, shares of Passage Common Stock issued in exchange for the Securities issued hereunder) shall have been approved for listing (subject to official notice of issuance) on Nasdaq.

(l)              Financing Amount. The Company shall receive at Closing aggregate proceeds from the purchase of Securities pursuant to this Agreement of not less than the Total Subscription Amount.

(m)           No Material Adverse Effect. Since the Effective Date, no Material Adverse Effect shall have occurred.

6.02         Conditions of the Company’s Obligations. The obligations of the Company under Section 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Company in its absolute discretion.

(a)             Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct as of the Effective Date and true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case shall be as of such earlier date).

(b)             Performance. Each Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c)             Qualification under Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(d)             Merger. All conditions to the closing of the Merger shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement), and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder.

(e)             Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the Subscription Amount of each Purchaser at the Closing as set forth on the Schedule of Purchasers.

(f)              Injunction. The purchase of and payment for the Securities by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation.

Section 7.           Transfer Restrictions; Restrictive Legend.

7.01         Transfer Restrictions.

(a)             Each Purchaser understands that the Company may, as a condition to the transfer of any of the Securities, require that the request for transfer be accompanied by a certificate and/or an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the 1933 Act, unless such transfer is covered by an effective registration statement or is exempt from the registration requirements of the 1933 Act, including under Rule 144. It is understood that the certificates evidencing the Securities may bear substantially the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.”

(b)             Upon request by a Purchaser, the Company shall use commercially reasonable efforts to cause the transfer agent to remove any restrictive legend as promptly as reasonably practicable in connection with any sale of any Securities bearing such restrictive legend pursuant to Rule 144 or any other applicable exemption from the registration requirements of the Securities Act; provided the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. The Company shall be responsible for the fees of its transfer agent and counsel to the Company associated with such issuances.

Section 8.           Definitions. Unless the context otherwise requires, the terms defined in this Section 8 shall have the meanings specified for all purposes of this Agreement.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

“Company Presentation” means that certain Investor Presentation, dated June 2026, as provided to the Purchasers prior to the Effective Date and filed by Passage on a Current Report on Form 8-K after the Effective Date.

“Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 50, 54, 56 and 312.

“Good Laboratory Practices” means the FDA’s standards for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58.

“Engagement Letter” means the Engagement Letter by and between the Company and the Placement Agents, dated June 17, 2026.

“Fundamental Representations” means the representations and warranties made by the Company in Sections 4.02 (Organization and Good Standing of the Company), 4.04 (Validity; Valid Issuance of Securities), 4.05 (Governmental Consents and Filings), 4.06 (Absence of Violations, Defaults and Conflicts), 4.07 (Absence of Proceedings), 4.11 (Investment Company Act), 4.14 (Compliance with Laws), 4.18 (No Disqualification Events), 4.19 (No General Solicitation), 4.20 (No Integrated Offering) and 4.21 (Brokers).

“National Exchange” means the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the New York Stock Exchange.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Price” means an amount equal to (i) the Remix Equity Value (as defined in the Merger Agreement), divided by (ii) the number of Remix Outstanding Shares (as defined in the Merger Agreement but which, for the avoidance of doubt, excludes (x) the Securities being issued hereunder and (y) the shares of Remix Common Stock issued pursuant to the conversion of the Remix Convertible Notes (2026) (as defined in the Merger Agreement)) as of immediately prior to the closing of the offering of the Securities hereunder.

“Purchaser Majority” means, prior to the Closing, the Purchasers committed to purchase a majority of the Securities and, following the Closing, the Purchasers who hold a majority of the Securities (including any Passage Common Stock issued in exchange therefor) still held by the Purchasers, which majority must include Purchasers who purchased at least $15,000,000 in Securities at the Closing.

“Registration Rights Agreement” means the Registration Rights Agreement, in the form attached hereto as Exhibit A, to be entered into at the Closing among the Company and each Purchaser.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as Rule 144.

Section 9.           Miscellaneous.

9.01         Waivers and Amendments. Neither this Agreement, nor any provision hereof, may be changed, waived, amended or modified orally or by course of dealing, but only by an instrument in writing executed by the Company and the Purchaser Majority, provided that, (a) if any, change, waiver, amendment, modification disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall be required and (b) the consent of each Purchaser shall be required for any change in the Purchase Price or applicable Purchaser’s Subscription Amount, any change in the type of security to be issued to Purchasers at Closing, or the amendment or waiver of Section 9.12 or 9.13 or of any of the closing conditions set forth in Sections 6.01(a), 6.01(f), 6.01(j), 6.01(k), or 6.01(l).

9.02         Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) when receipt is acknowledged, in the case of email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the Schedule of Purchasers with respect to the Purchasers.

if to the Company:
Remix Therapeutics, Inc.
100 Forge Road, Suite 400
Watertown, MA 02472
Attention: Peter Smith
Email: [ *** ]

with a copy to (which shall not constitute notice):
Latham & Watkins LLP
200 Clarendon Street
Boston, MA 02215
Attention: Peter Handrinos; Leah Sauter; Elisabeth Martin
Email: [ *** ]

or at such other address as the Company or each Purchaser may specify by written notice to the other parties hereto in accordance with this Section 9.02.

9.03         Cumulative Remedies. None of the rights, powers or remedies conferred upon each Purchaser, on the one hand, or the Company, on the other hand, shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

9.04         Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the Purchasers may assign its rights or obligations hereof without the prior written consent of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of Purchaser (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 3 hereof). The Company may not assign its rights or obligations hereof without the consent of the Purchaser Majority. This Agreement shall not inure to the benefit of or be enforceable by any other person.

9.05         Exculpation and Acknowledgement of Placement Agents. Each party hereto agrees for the express benefit of each of the Placement Agents, its affiliates and its representatives that:

(a)             Each of the Placement Agents is acting solely as financial advisor to the Company in connection with the sale of the Securities and is not acting in any other capacity and is not and shall not be construed as a fiduciary for the Purchaser, or any other person or entity in connection with the sale of Securities.

(b)             No Placement Agent or any of its affiliates or any of its representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company, (ii) has made or will make any representation or warranty, express or implied, of any kind or character, and has not provided any advice or recommendation to the Purchasers in connection with the purchase or sale of the Securities, (iii) has any responsibilities as to the validity, accuracy, completeness, value or genuineness, as of any date, of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement, the Registration Rights Agreement or the Merger Agreement, or in connection with any of the transactions contemplated by such agreements, including any valuation, offering or marketing materials, or any omissions from such materials; or (iv) shall be liable or have any obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise to the Purchaser or to any person claiming through the Purchaser, (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, the Registration Rights Agreement or the Merger Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, the Registration Rights Agreement or the Merger Agreement, except for such party’s own gross negligence, willful misconduct or bad faith.

(c)             The Placement Agents, their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

(d)             Each Purchaser acknowledges that each of the Placement Agents is acting as a placement agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Each Purchaser represents that such Purchaser was contacted regarding the sale of the Securities by a Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser entered into a verbal or written confidentiality agreement.

(e)             Each Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of either of the Placement Agents in connection with the transactions contemplated hereby. Each Purchaser acknowledges that neither of the Placement Agents has made, and will not make, any representations and warranties with respect to the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by either of the Placement Agents, orally or in writing, to the contrary.

9.06         Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

9.07         Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. IN ANY ACTION OR PROCEEDING BETWEEN ANY OF THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, EACH OF THE PARTIES: (A) IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY IN ACCORDANCE WITH CLAUSE (A) OF THIS SECTION 9.07, (C) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN SUCH COURTS, (D) WAIVES ANY OBJECTION THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY, (E) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 9.02 OF THIS AGREEMENT AND (F) IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY.

9.08         Survival. The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 and the agreements and covenants set forth in Sections 5 and 9 shall survive the Closing for the applicable statute of limitations (unless such covenant or agreement terminates earlier in accordance with its terms), which shall not be extended by Section 8106(c) of Title 10 of the Delaware Code or any similar law. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

9.09         Confidential Information.

(a)             Each Purchaser covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to such Purchaser are publicly disclosed by the Company in accordance with Section 5.02 (or earlier termination of this Agreement), such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Purchaser’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.

(b)             The Company may request from the Purchasers such reasonable and customary additional information as the Company may deem necessary to evaluate the eligibility of a Purchaser to acquire the Securities, and such Purchaser shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company agrees to keep any such information provided by such Purchaser confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq. The Purchaser acknowledges that the Company or Passage may file a copy of this Agreement and the Registration Rights Agreement with the Commission as exhibits to a periodic report, current report or a registration statement of the Company or Passage.

9.10         Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

9.11         Entire Agreement. This Agreement, together with the Registration Rights Agreement, contains the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing or anything to the contrary in this Agreement and subject to Section 5.02, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser as of the date hereof.

9.12         Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

9.13         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement, and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

9.14         Termination. This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time that the Merger Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the Company and the Purchaser, (c) if, on the Closing Date, any of the conditions of Closing set forth in Section 6 have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Agreement are not consummated, or (d) if the Closing has not occurred on or before the Outside Date (as defined in the Merger Agreement), other than as a result of a Willful Breach of a Purchaser’s obligations hereunder, provided however, that the Outside Date may not be extended to any date that is more than eighteen months following the date hereof without each Purchaser’s prior written consent; provided, however, that nothing herein shall relieve any party to this Agreement of any liability for common law fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement. Upon any termination hereof prior to the issuance of the Securities, any amounts paid by a Purchaser to the Company in connection with the transactions contemplated herein shall promptly (and in any event within one Business Day) be returned in full to such Purchaser by wire transfer of immediately available funds to the account specified by such Purchaser, without any deduction for or on account of any tax withholding, charges or set-off. “Willful Breach” means a deliberate act or deliberate failure to act, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement.

9.15         No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person; provided, however, that each of the Placement Agents will be entitled to rely, as an express third-party beneficiary, on the representations and warranties of the Purchasers and the Company set forth in Section 3 and Section 4 hereof, the covenants set forth in Section 5 hereof and Sections 9.04, 9.05, 9.08, 9.13 and 9.14 hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

REMIX THERAPEUTICS, INC.
a Delaware corporation

By:	/s/ Peter Smith
Name:Peter Smith
Title: President and Chief Executive Officer

[Signature Page to the Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PURCHASER:

[•]

By:
Name:
Title:

[Signature Page to the Subscription Agreement]

Exhibit A

Form of Registration Rights Agreement